UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2030 Dow Center, Midland, Michigan 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 636-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 11, 2015, The Dow Chemical Company (“Dow”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with E. I. du Pont de Nemours and Company (“DuPont”), DowDuPont Inc. (f/k/a Diamond-Orion Holdco, Inc., “DowDuPont”), Diamond Merger Sub, Inc. (“Diamond Merger Sub”) and Orion Merger Sub, Inc. (“Orion Merger Sub”) in connection with the proposed merger of equals transaction involving Dow and DuPont.

On March 31, 2017, pursuant to commitments given to the European Commission in connection with its conditional approval of the merger of equals transaction, DuPont and FMC Corporation (“FMC”) entered into a definitive Transaction Agreement (the “FMC Transaction Agreement”), pursuant to which, among other things and on the terms and subject to the conditions set forth therein, (i) FMC has agreed to purchase certain assets relating to DuPont’s Crop Protection business and research and development organization and (ii) DuPont has agreed to purchase certain assets relating to FMC’s Health and Nutrition business segment, excluding its Omega-3 products (the “H&N Business”). In connection with DuPont’s entry into the FMC Transaction Agreement, on March 31, 2017, Dow entered into an amendment to the Merger Agreement (the “Amendment”) with DuPont, DowDuPont, Diamond Merger Sub and Orion Merger Sub.

The Amendment, among other things, extends the Outside Date (as defined in the Merger Agreement) from June 15, 2017 to August 31, 2017. In addition, the Amendment amends the Merger Agreement to provide that DuPont shall not take certain specified actions to obtain regulatory approval with respect to its acquisition of the H&N Business that would reasonably be likely to result in the one-year loss of revenues to DuPont, Dow, DowDuPont, their subsidiaries or the H&N Business in excess of $350 million in the aggregate (based on fiscal year 2016 annual revenues).

In addition, pursuant to the Amendment, the form of Bylaws for DowDuPont were amended to provide that Dow and DuPont intend that the first step of the intended separation process will be the spin-off of the DowDuPont materials business, assuming that such sequencing would allow for the completion of all of the intended spin-offs within eighteen (18) months following the closing of the merger of equals transaction and would not adversely impact the value of the intended spin-off transactions to DowDuPont’s shareholders.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on December 11, 2015. The foregoing descriptions of the Amendment, the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference, and of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Dow on December 11, 2015, and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 31, 2017, Dow and DuPont issued a joint press release in connection with the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated March 31, 2017, by and among The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. (f/k/a Diamond-Orion Holdco, Inc.), Diamond Merger Sub, Inc. and Orion Merger Sub, Inc.

99.1	Joint Press Release, dated March 31, 2017

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction with DuPont or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the ability of Dow and DuPont to integrate the business successfully and to achieve anticipated synergies, risks and costs and pursuit and/or implementation of the potential separations, including anticipated timing, any changes to the configuration of businesses included in the potential separation if implemented, (iii) the intended separation of the agriculture, material science and specialty products businesses of the combined company post-mergers in one or more tax efficient transactions on anticipated terms and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances, disruptions in the financial markets or other potential barriers, (iv) potential litigation relating to the proposed transaction that could be instituted against Dow, DuPont or their respective directors, (v) the risk that disruptions from the proposed transaction will harm Dow’s or DuPont’s business, including current plans and operations, (vi) the ability of Dow or DuPont to retain and hire key personnel, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (viii) uncertainty as to the long-term value of DowDuPont common stock, (ix) continued availability of capital and financing and rating agency actions, (x) legislative, regulatory and economic developments, (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Dow’s and/or DuPont’s financial performance, (xii) certain restrictions during the pendency of the merger that may impact Dow’s or DuPont’s ability to pursue certain business opportunities or strategic transactions and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement (File No. 333-209869) filed by DowDuPont Inc. with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Dow nor DuPont assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

By:	/s/ Amy E. Wilson
	Name:	Amy E. Wilson
	Title:	Corporate Secretary and Assistant General Counsel

Date: March 31, 2017